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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                         SUPPLEMENT DATED APRIL 13, 2009
                                       TO
               PROSPECTUSES DATED JUNE 27, 2008 (AS SUPPLEMENTED)
                                       AND
              PROSPECTUS DATED NOVEMBER 10, 2008 (AS SUPPLEMENTED)

This supplement describes changes to the charges for and features of certain optional riders that will be effective for Pioneer PRISM, Pioneer PRISM L and Pioneer PRISM XC variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). If approved in your state, these changes are effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on and after May 4, 2009.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THESE OPTIONAL RIDERS, APPLICATIONS AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON MAY 1, 2009.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (866) 547-3793 to request a free copy.

I. FEE INCREASE AND RIDER CHANGES FOR THE ENHANCED DEATH BENEFIT RIDER

If we receive your application and necessary information, in good order, at our MetLife Annuity Service Center on and after May 4, 2009, the following CURRENT charges will apply:

     . Enhanced Death Benefit (issue age 69 or younger): 0.75% of the Death Benefit Base.

     .    Enhanced Death Benefit (issue age 70-75): 0.95% of the Death Benefit
          Base.

Please note that the MAXIMUM charge for the Enhanced Death Benefit rider that may apply in the event of an Automatic or Optional Step-Up is not changing and remains as described in the prospectuses.

Additionally, if we receive your application and necessary information, in good order, at our MetLife Annuity Service Center on and after May 4, 2009, the following changes to the Enhanced Death Benefit rider will apply:

     . The Annual Increase Amount: the annual increase rate is 5% per year through the contract anniversary prior to the owner's 91st birthday, and 0% per year thereafter.

     . Withdrawal adjustments are accumulated at the annual increase rate of 5% per year through the contract anniversary prior to the owner's 91st birthday, and 0% per year thereafter and withdrawal adjustments in a contract year are determined on a dollar for dollar basis if total partial withdrawals in a contract year are 5% or less of the Annual Increase Amount on the previous contract anniversary.

Please note the Enhanced Death Benefit rider examples in the appendix in the prospectuses currently reflect a 6% Annual Increase Amount and annual increase rate for withdrawals. Effective May 4, 2009, this percentage will be 5% in accordance with the above.

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II. INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS (LIFETIME WITHDRAWAL
GUARANTEE II AND ENHANCED DEATH BENEFIT)

If you elect the Lifetime Withdrawal Guarantee II or Enhanced Death Benefit rider, you must comply with certain investment allocation restrictions as described in the prospectus. For contracts issued based on applications and necessary information that we receive, in good order, at our MetLife Annuity Service Center on and after May 4, 2009, the following changes will apply to the "Investment Allocation Restrictions for Certain Riders" section of the prospectus:

     1. Pioneer Ibbotson Growth Allocation VCT Portfolio is no longer available under option A.

     2.   If you choose option B, you must allocate:

          . at least 30% of purchase payments or account value to Platform 1 portfolios and/or to the fixed account;

          . up to 70% of purchase payments or account value to Platform 2 portfolios;

          . up to 15% of purchase payments or account value to Platform 3 portfolios; and

          . up to 15% of purchase payments or account value to Platform 4 portfolios.

If you are applying for either the Lifetime Withdrawal Guarantee II or Enhanced Death Benefit rider prior to May 4, 2009, and you anticipate that we will not receive your application and necessary paperwork until on or after May 4, 2009, please be sure your investment option allocations follow the investment allocation restrictions described in your prospectus including the above noted changes. Applications that we receive on and after May 4, 2009 that do not reflect these changes to our investment allocation restrictions for these optional riders will delay the processing of your application to purchase the contract.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (866) 547-3793
Irvine, CA 92614

                                                              SUPP-USA.PRISM0409

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